CAMDEN PROPERTY TRUST ANNOUNCES THIRD QUARTER 2015 OPERATING RESULTS

Houston, TEXAS (October 29, 2015) - Camden Property Trust (NYSE:CPT) today announced operating results for the three and nine months ended September 30, 2015.

Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”), and Net Income Attributable to Common Shareholders (“EPS”) for the three and nine months ended September 30, 2015 are detailed below.

	Three Months Ended		Nine Months Ended
	September 30		September 30
Per Diluted Share	2015	2014	2015	2014
FFO	$1.14	$1.09	$3.34	$3.19
AFFO	$0.91	$0.89	$2.77	$2.71
EPS	$0.41	$0.43	$2.09	$1.28

A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

Same Property Results

	Quarterly Growth	Sequential Growth	Year to Date Growth
	3Q15 vs. 3Q14	3Q15 vs. 2Q15	2015 vs. 2014
Revenues	5.5%	2.1%	5.1%
Expenses	5.7%	4.8%	5.2%
Net Operating Income ("NOI")	5.5%	0.6%	5.0%

	3Q15	3Q14	2Q15
Occupancy	96.0%	95.9%	95.9%

“We are pleased to report another solid quarter of earnings growth,” said Richard Campo, Camden’s Chairman and CEO.  “Operating fundamentals in the apartment industry remain favorable, and we expect 2016 to be another strong year for our business.”

The Company defines same property communities as communities owned and stabilized as of January 1, 2014. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Development Activity
Lease-up was completed during the third quarter at Camden Foothills in Scottsdale, AZ and the property is currently 94% occupied. Construction was completed during the quarter at Camden Flatirons located in Denver, CO and Camden Glendale located in Glendale, CA.

Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	CPT %	% Leased
Community Name	Location	Units	Cost	Owned	as of 10/28/2015
Camden Hayden	Tempe, AZ	234	$44.2	100%	88%
Camden Flatirons	Denver, CO	424	79.2	100%	81%
Camden Glendale	Glendale, CA	303	112.8	100%	57%
TOTAL		961	$236.2

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	CPT %	% Leased
Community Name	Location	Units	Budget	Owned	as of 10/28/2015
Camden Paces	Atlanta, GA	379	$117.0	100%	67%
Camden Southline	Charlotte, NC	266	48.0	31.3%	68%
Camden Chandler	Chandler, AZ	380	73.0	100%	67%
Camden Gallery	Charlotte, NC	323	58.0	100%
Camden Victory Park	Dallas, TX	423	82.0	100%
The Camden	Los Angeles, CA	287	145.0	100%
Camden Lincoln Station	Denver, CO	267	56.0	100%
Camden NoMa II	Washington, DC	405	115.0	100%
Camden Shady Grove	Rockville, MD	457	116.0	100%
Camden McGowen Station	Houston, TX	315	90.0	100%
TOTAL		3,502	$900.0

Acquisition/Disposition Activity
Subsequent to quarter-end, the Company acquired a 5.8-acre land parcel in Gaithersburg, MD for $13.3 million for the future development of approximately 365 apartment homes. The Company also disposed of Camden Providence Lakes, a 260-home community in Brandon, FL for $33.0 million subsequent to quarter-end.

Earnings Guidance
Camden updated its earnings guidance for 2015 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for fourth quarter 2015 as detailed below.

Per Diluted Share	4Q15	2015
FFO	$1.17 - $1.21	$4.51 - $4.55
EPS	$0.62 - $0.66	$2.71 - $2.75

Same Property Growth	2015 Range	2015 Midpoint
Revenue	5.1% - 5.3%	5.2%
Expenses	5.1% - 5.3%	5.2%
NOI	5.1% - 5.3%	5.2%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2015 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.

Conference Call
The Company will hold a conference call on Friday, October 30, 2015 at 11:00 a.m. Central Time to review its third quarter 2015 results and discuss its outlook for future performance. To participate in the call, please dial (888) 317-6003 (Domestic) or (412) 317-6061 (International) by 10:50 a.m. Central Time and enter passcode: 3697045, or join the live webcast of the conference call by accessing the Investors section of the Company’s website at camdenliving.com. Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 170 properties containing 59,147 apartment homes across the United States. Upon completion of 10 properties under development, the Company’s portfolio will increase to 62,649 apartment homes in 180 properties. Camden was recently named by FORTUNE® Magazine for the eighth consecutive year as one of the “100 Best Companies to Work For” in America, ranking #10.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
OPERATING DATA
Property revenues
Rental revenues	$194,515	$184,247	$571,461	$543,649
Other property revenues	32,670	28,851	91,809	83,870
Total property revenues	227,185	213,098	663,270	627,519

Property expenses
Property operating and maintenance	58,062	55,228	164,532	158,239
Real estate taxes	26,044	23,447	76,774	70,640
Total property expenses	84,106	78,675	241,306	228,879

Non-property income
Fee and asset management	1,902	2,131	5,083	7,301
Interest and other income	107	430	308	762
Income/(loss) on deferred compensation plans	(3,438)	(765)	(1,871)	1,934
Total non-property income	(1,429)	1,796	3,520	9,997

Other expenses
Property management	5,884	5,416	17,928	17,108
Fee and asset management	1,227	1,240	3,424	3,746
General and administrative	11,790	10,331	33,120	30,410
Interest	23,265	22,967	72,288	68,846
Depreciation and amortization	65,079	59,179	190,337	174,528
Amortization of deferred financing costs	725	836	2,143	2,493
Expense/(benefit) on deferred compensation plans	(3,438)	(765)	(1,871)	1,934
Total other expenses	104,532	99,204	317,369	299,065

Gain on sale of operating properties, including land	—	1,808	85,192	3,609
Impairment associated with land holdings	—	—	—	(1,152)
Equity in income of joint ventures	1,574	863	4,487	5,889
Income from continuing operations before income taxes	38,692	39,686	197,794	117,918
Income tax expense	(498)	(353)	(1,334)	(1,228)
Net income	38,194	39,333	196,460	116,690
Less income allocated to non-controlling interests from continuing operations	(1,150)	(1,050)	(7,738)	(3,099)
Net income attributable to common shareholders	$37,044	$38,283	$188,722	$113,591

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$38,194	$39,333	$196,460	$116,690
Other comprehensive income
Unrealized loss on cash flow hedging activities	—	(417)	—	(417)
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	38	20	112	49
Comprehensive income	38,232	38,936	196,572	116,322
Less income allocated to non-controlling interests from continuing operations	(1,150)	(1,050)	(7,738)	(3,099)
Comprehensive income attributable to common shareholders	$37,082	$37,886	$188,834	$113,223

PER SHARE DATA
Total earnings per common share – basic	$0.41	$0.43	$2.10	$1.28
Total earnings per common share – diluted	0.41	0.43	2.09	1.28

Weighted average number of common shares outstanding:
Basic	89,164	88,146	89,102	87,882
Diluted	90,341	89,353	89,450	89,052

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$37,044	$38,283	$188,722	$113,591
Real estate depreciation and amortization	63,852	58,039	186,818	170,606
Adjustments for unconsolidated joint ventures	2,300	1,340	6,782	3,980
Income allocated to non-controlling interests	1,150	1,050	7,738	3,099
Gain on sale of unconsolidated joint venture properties	—	—	—	(3,566)
Gain on sale of operating properties, net of tax	—	—	(85,145)	—
Funds from operations	$104,346	$98,712	$304,915	$287,710

Less: recurring capitalized expenditures (a)	(21,508)	(18,074)	(52,002)	(43,484)

Adjusted funds from operations - diluted	$82,838	$80,638	$252,913	$244,226

PER SHARE DATA
Funds from operations - diluted	$1.14	$1.09	$3.34	$3.19
Adjusted funds from operations - diluted	0.91	0.89	2.77	2.71
Distributions declared per common share	0.70	0.66	2.10	1.98

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	91,426	90,439	91,347	90,138

PROPERTY DATA
Total operating properties (end of period) (b)	171	170	171	170
Total operating apartment homes in operating properties (end of period) (b)	59,407	60,038	59,407	60,038
Total operating apartment homes (weighted average)	52,323	52,964	51,881	52,778

(a) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(b) Includes joint ventures and properties held for sale.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEET
(In thousands)

(Unaudited)

	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014
ASSETS
Real estate assets, at cost
Land	$1,047,453	$1,034,649	$1,012,684	$1,003,422	$997,349
Buildings and improvements	6,237,648	6,134,510	5,979,985	5,890,498	5,894,453
	7,285,101	7,169,159	6,992,669	6,893,920	6,891,802
Accumulated depreciation	(1,914,469)	(1,860,923)	(1,798,955)	(1,738,862)	(1,813,124)
Net operating real estate assets	5,370,632	5,308,236	5,193,714	5,155,058	5,078,678
Properties under development, including land	443,469	488,565	519,454	527,596	576,269
Investments in joint ventures	34,705	35,731	36,526	36,429	35,180
Properties held for sale	13,168	—	—	27,143	—
Total real estate assets	5,861,974	5,832,532	5,749,694	5,746,226	5,690,127
Accounts receivable – affiliates	25,053	25,855	25,652	25,977	25,954
Other assets, net (a)	130,360	120,082	122,326	124,888	123,999
Cash and cash equivalents	10,375	16,508	174,353	153,918	66,127
Restricted cash	6,126	5,791	5,034	5,898	5,769
Total assets	$6,033,888	$6,000,768	$6,077,059	$6,056,907	$5,911,976

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,811,739	$1,770,491	$1,838,203	$1,837,911	$1,837,621
Secured	903,468	904,196	904,914	905,628	906,328
Accounts payable and accrued expenses	131,532	128,532	134,438	157,232	147,255
Accrued real estate taxes	57,642	43,905	23,269	39,149	54,369
Distributions payable	64,276	64,253	64,261	60,386	60,265
Other liabilities (b)	96,679	100,515	102,163	100,058	94,230
Total liabilities	3,065,336	3,011,892	3,067,248	3,100,364	3,100,068

Commitments and contingencies
Non-qualified deferred compensation share awards	72,316	69,791	69,902	68,134	60,363

Equity
Common shares of beneficial interest	976	976	976	976	974
Additional paid-in capital	3,660,482	3,657,537	3,656,105	3,667,448	3,649,750
Distributions in excess of net income attributable to common shareholders	(452,257)	(426,614)	(403,518)	(453,777)	(568,142)
Treasury shares, at cost	(387,114)	(387,172)	(388,181)	(396,626)	(397,497)
Accumulated other comprehensive loss (c)	(2,307)	(2,345)	(2,382)	(2,419)	(1,474)
Total common equity	2,819,780	2,842,382	2,863,000	2,815,602	2,683,611
Non-controlling interests	76,456	76,703	76,909	72,807	67,934
Total equity	2,896,236	2,919,085	2,939,909	2,888,409	2,751,545
Total liabilities and equity	$6,033,888	$6,000,768	$6,077,059	$6,056,907	$5,911,976

(a) Includes net deferred charges of:	$14,452	$11,921	$12,432	$13,219	$14,361

(b) Includes deferred revenues of:	$1,918	$843	$1,728	$1,848	$1,734

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligation, and unrealized loss on cash flow hedging activities.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding gains (or losses) associated with previously depreciated operating properties, real estate depreciation and amortization, impairments of depreciable assets, and adjustments for unconsolidated joint ventures. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO
In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Definitions of recurring capital expenditures are subjective. Accordingly, there can be no assurance our basis for computing this non-GAAP measure is comparable with that of other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Net income attributable to common shareholders	$37,044	$38,283	$188,722	$113,591
Real estate depreciation and amortization	63,852	58,039	186,818	170,606
Adjustments for unconsolidated joint ventures	2,300	1,340	6,782	3,980
Income allocated to non-controlling interests	1,150	1,050	7,738	3,099
Gain on sale of unconsolidated joint venture properties	—	—	—	(3,566)
Gain on sale of operating properties, net of tax	—	—	(85,145)	—
Funds from operations	$104,346	$98,712	$304,915	$287,710

Less: recurring capitalized expenditures	(21,508)	(18,074)	(52,002)	(43,484)

Adjusted funds from operations	$82,838	$80,638	$252,913	$244,226

Weighted average number of common shares outstanding:
EPS diluted	90,341	89,353	89,450	89,052
FFO/AFFO diluted	91,426	90,439	91,347	90,138

Earnings per common share - diluted	$0.41	$0.43	$2.09	$1.28
FFO per common share - diluted	$1.14	$1.09	$3.34	$3.19
AFFO per common share - diluted	$0.91	$0.89	$2.77	$2.71

Expected FFO

Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	4Q15	Range	2015	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.62	$0.66	$2.71	$2.75
Expected real estate depreciation and amortization	0.70	0.70	2.72	2.72
Expected adjustments for unconsolidated joint ventures	0.03	0.03	0.10	0.10
Expected income allocated to non-controlling interests	0.01	0.01	0.10	0.10
(Gain) on sale of unconsolidated joint venture property	—	—	—	—
Realized (gain) on sale of operating properties	—	—	(0.93)	(0.93)
Estimated (gain) on sale of operating property	(0.19)	(0.19)	(0.19)	(0.19)
Expected FFO per share - diluted	$1.17	$1.21	$4.51	$4.55

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements earlier in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014
Net income attributable to common shareholders	$37,044	$38,283	$188,722	$113,591
Less: Fee and asset management	(1,902)	(2,131)	(5,083)	(7,301)
Less: Interest and other income	(107)	(430)	(308)	(762)
Less: Income/(loss) on deferred compensation plans	3,438	765	1,871	(1,934)
Plus: Property management	5,884	5,416	17,928	17,108
Plus: Fee and asset management	1,227	1,240	3,424	3,746
Plus: General and administrative	11,790	10,331	33,120	30,410
Plus: Interest	23,265	22,967	72,288	68,846
Plus: Depreciation and amortization	65,079	59,179	190,337	174,528
Plus: Amortization of deferred financing costs	725	836	2,143	2,493
Plus: Expense/(benefit) on deferred compensation plans	(3,438)	(765)	(1,871)	1,934
Less: Gain on sale of operating properties, including land	—	(1,808)	(85,192)	(3,609)
Less: Impairment associated with land holdings	—	—	—	1,152
Less: Equity in income of joint ventures	(1,574)	(863)	(4,487)	(5,889)
Plus: Income tax expense	498	353	1,334	1,228
Plus: Income allocated to non-controlling interests from continuing operations	1,150	1,050	7,738	3,099
Net Operating Income (NOI)	$143,079	$134,423	$421,964	$398,640

"Same Property" Communities	$130,695	$123,929	$386,416	$367,863
Non-"Same Property" Communities	7,982	3,919	25,442	11,425
Development and Lease-Up Communities	2,943	269	5,610	297
Dispositions/Other	1,459	6,306	4,496	19,055
Net Operating Income (NOI)	$143,079	$134,423	$421,964	$398,640

EBITDA

EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, net of tax, and income (loss) allocated to non-controlling interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014
Net income attributable to common shareholders	$37,044	$38,283	$188,722	$113,591
Plus: Interest	23,265	22,967	72,288	68,846
Plus: Amortization of deferred financing costs	725	836	2,143	2,493
Plus: Depreciation and amortization	65,079	59,179	190,337	174,528
Plus: Income allocated to non-controlling interests from continuing operations	1,150	1,050	7,738	3,099
Plus: Income tax expense	498	353	1,334	1,228
Less: Gain on sale of operating properties, including land	—	(1,808)	(85,192)	(3,609)
Less: Impairment associated with land holdings	—	—	—	1,152
Less: Equity in income of joint ventures	(1,574)	(863)	(4,487)	(5,889)
EBITDA	$126,187	$119,997	$372,883	$355,439